Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Replimune Group, Inc. (the “Company”) for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Philip Astley-Sparke, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2020	By:	/s/ Philip Astley-Sparke
Philip Astley-Sparke
Chief Executive Officer
(Principal Executive Officer)